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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  November 15, 2000



                         Barrett Resources Corporation
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            (Exact name of registrant as specified in its charter)


          Delaware                      1-13446                 84-0832476
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(State or other jurisdiction        (Commission File           (IRS Employer
      Of incorporation)                  Number)            Identification No.)


      1515 Arapahoe Street, Tower 3, Suite 1000, Denver, Colorado  80202
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            (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code (303) 572-3900
                                 -------------

Item 7. Financial Statement and Exhibits
        (c) Exhibit 99.1 - 2000 Fourth Quarter and 2001 Financial
            Model Estimates

Item 9. REGULATION FD DISCLOSURE.

        In accordance with General Instruction B.2. of Form 8-K the information in this report (including the exhibit) shall not be deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.


2000 Fourth Quarter and 2001 Financial Model Estimates
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The document attached as Exhibit 99.1 is being furnished in this Form 8-K to provide public disclosure of the Company's estimates to prepare financial models of the Company's operating activities for the fourth quarter 2000 and the full-year 2001. These estimates constitute the Company's current expectations based on a number of assumptions. The estimates include current expectations for oil and gas production, gas trading activities, hedged positions, tax rates and expenses. While we believe these estimates and projections to be reasonable, they constitute projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Actual results may differ materially due to risk and uncertainties, including but not limited to, drilling results, industry conditions, and the price of gas and oil. For additional information concerning important factors that may cause actual results to differ materially from those projected, see the Company's Form 10-K for the year ended December 31, 1999 and the "Risk Factor" section of the reoffer prospectus included in the Company's Registration Statement on Form S-8 filed with the Securities and Exchange Commission ("SEC") on May 9, 2000.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 15, 2000               BARRETT RESOURCES CORPORATION



                                       By: /s/ Peter A. Dea
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                                           Peter A. Dea, Chief Executive Officer